Exhibit 99.1

 Federated National(Nasdaq: FNHC)  22ND ANNUAL CFANY INSURANCE industry conference  March 19, 2018

 SAFE HARBOR STATEMENT  Safe harbor statement under the Private Securities Litigation Reform Act of 1995:Statements that are not historical fact are forward-looking statements that are subject to certain risks and uncertainties that could cause actual events and results to differ materially from those discussed herein.  The risks and uncertainties include, without limitation, risks and uncertainties related to estimates, assumptions and projections generally; the nature of the Company’s business; the adequacy of its reserves for losses and loss adjustment expense; claims experience; weather conditions (including the severity and frequency of storms, hurricanes, tornadoes and hail) and other catastrophic losses; reinsurance costs and the ability of reinsurers to indemnify the Company; raising additional capital and our potential failure to meet minimum capital and surplus requirements; potential assessments that support property and casualty insurance pools and associations; the effectiveness of internal financial controls; the effectiveness of our underwriting, pricing and related loss limitation methods; changes in loss trends, including as a result of insureds’ assignment of benefits; court decisions and trends in litigation; our potential failure to pay claims accurately; ability to obtain regulatory approval applications for requested rate increases, or to underwrite in additional jurisdictions, and the timing thereof; inflation and other changes in economic conditions (including changes in interest rates and financial markets); pricing competition and other initiatives by competitors; legislative and regulatory developments; the outcome of litigation pending against the Company, and any settlement thereof; dependence on investment income and the composition of the Company’s investment portfolio; insurance agents; ratings by industry services; the reliability and security of our information technology systems; reliance on key personnel; acts of war and terrorist activities; and other matters described from time to time by the Company in releases and publications, and in periodic reports and other documents filed with the United States Securities and Exchange Commission In addition, investors should be aware that generally accepted accounting principles prescribe when a company may reserve for particular risks, including claims and litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when a reserve is established for a contingency. Reported results may therefore appear to be volatile in certain accounting periods.Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We do not undertake any obligation to update publicly or revise any forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.  2

FNHC CORPORATE PROFILE

FED NAT
FEDERATED NATIONAL
MONARCH NATIONAL

Overview:

- Leader in coastal Florida homeowners market
- High quality book of business with proven underwriting excellence
- Strong, large partner agent network and brand recognition
- Experienced leadership team

Key Metrics:

- Cash and Investments: $530.2M
- Book Value Per Common Share: $16.29, excluding non-controlling interest
- Agency Partnerships: 2,500+
- Gross Written Premiums for Q417: $133.9M
- Florida OIR Market Share*: 5.1%
- Demotech Financial Stability Rating: A

Federated National Insurance Company (FNIC) is predominantly a homeowners' insurer in Florida with controlled expansion in AL, LA, SC and TX.

* Market data as of September 30, 2017 (Source: Florida OIR)

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 Long-term track record of book value growth  4   * Impacted by Hurricane Matthew** Impacted by Hurricane IrmaSource: Company Filings and SNL FinancialNote: Based on GAAP financial information

 Top five position in attractive Florida market  Favorable track record of GWP  Significant opportunity to expand market share and diversify book  Recent refocus on homeowners market  Industry experience and market savvy executive team  Investment Considerations  5

 GROWING Florida MARKET SHARE  6  OIR = Office of Insurance Regulation% Market share per OIR for Q1 and Q2-17 unavailable as of 8/17/2017.

FLORIDA HOMEOWNERS MARKET OVERVIEW

FED NAT
FEDERATED NATIONAL
MONARCH NATIONAL

Large, fragmented market dominated by "specialists", with limited presence of national P&C carriers

Rank	Insurer	2017 Q3 FL HO DWP ($ mm)	FL HO Mkt Share (%)
1	Universal Insurance	907	9.9
2	Citizens Property Ins	772	8.5
3	Federated National	465	5.1
4	Heritage Insurance	439	4.8
5	Security First Insurance	375	4.1
6	Homeowner's Choice Insurance	340	3.7
7	First Protective Insurance	296	3.2
8	United Property & Casualty	296	3.2
9	American Integrity	283	3.1
10	St. John's Insurance	256	2.8
11	People's Trust Insurance	245	2.7
12	Florida Peninsula	244	2.7
13	United Services Auto	243	2.7
14	Tower Hill Prime	226	2.7
15	Federal Insurance	161	2.5
16	AIG Property	154	1.8
17	ASI Preferred	147	1.7
18	Safepoint Insurance	140	1.6
19	Olympus Insurance	134	1.5
20	Tower Hill Signature	127	1.5
21	USAA Casualty	116	1.4
22	Tower Hill Preferred	104	1.3
23	Gulfstream P&C Insurance	102	1.1
24	Auto Club Insurance	90	1.1
25	Progressive Property	98	1.1
	Others	2,354	25.8
	Total	**$9,122[(1)]**	**100.0**

Source: Florida OIR

- Nation's third largest state
- Population growing by 1,000 every day
- $9.2 billion HO insurance market
- Highly fragmented market with national players comprising less than 20%, none with higher market share than Federated National
- Federated National's focus is on high quality, well-mitigated homes (build after 1994) – we have ~20% of homes in this class statewide
- With Citizens down to ~450k policies, from 1.5mm in 2011, the days of depopulation growth are over with most companies now looking to grow through geographic expansion and new products

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DISTRIBUTION NETWORK & STRATEGY

Federated National is a partner of choice in the upper segment of the Florida homeowners market.

- All policies are generated on a voluntary basis
- Partnership with 2,500+ partner agents
  - One of a few selected Florida homeowners' insurance companies appointed to write voluntary business through Allstate & GEICO Florida partner agents
- Focus on higher value, better mitigated properties
  - Emphasize properties which typically have more advanced wind / hurricane mitigation features and lower All Other Peril (non-catastrophe) losses, all of which mitigate expected losses
  - Underwrite every risk to maintain our quality book of business
- Trust-based model
  - FNIC has achieved its growth by winning the business at the point of sale, not on price, but because our partner insurance agents trust us with their clients based on past experience

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DISCIPLINED UNDERWRITING APPROACH

FED NAT
FEDERATED NATIONAL
MONARCH NATIONAL

Federated National's meticulous underwriting approach allows the Company to manage its current exposures while profitably underwriting new risks.

Underwriting Process Overview

- Focus on higher value properties with an emphasis on more advanced wind / hurricane mitigation features and lower All Other Peril (non-catastrophe) losses
- Utilize a front-end Generalized Linear Model ("GLM") to calculate each risk's associated expenses, CAT and non-CAT exposure, cost of capital and risk concentration in order to determine a pass/fail position on all new business quoting
  - Manual reviews of every bound risk to ensure accuracy of information
  - Regulatory approved use of our GLM-based analytics to provide a layer of pre-binding portfolio optimization management
- Rates on every policy a function of FNIC's historical loss experience, concentration of risk, expenses and current market conditions
  - All risks are subject to an annual review to ensure low performing risks are not offered a renewal
- Business written by MNIC utilizes a similar disciplined approach as its policies are also underwritten by FedNat Underwriters ("FNU"), the Company's wholly owned MGA

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 Quality FLORIDA Homeowners’ Portfolio  10  1-in-100 Year Probable Maximum Loss /In-Force Premium (“PML Premium”)  Note: Probable Maximum Loss modeled using average of RMS and AIR combined and assuming LT, NoSS and NoLA  FNIC Total Insured Value and Policies In-Force  Gross written premiums flat due to rate increases

SUCCESSFULLY MITIGATING AOB HEADWIND

FED NAT
FEDERATED NATIONAL
MONARCH NATIONAL

AOB has been a significant drag on FL HO providers, but Federated National's multi-pronged strategy has positioned the company for improved underwriting profitability.

The Assignment of Benefits ("AOB") Challenge

- Florida HO specialist results have come under pressure from increased storm activity and the AOB crisis
- Incurred loss ratios for FL homeowners increased by more than 5 points in 2016, primarily driven by the adverse AOB trends*
- AOB unlikely to see legislative solution near-term but significant rate increases are being approved by the OIR
- Combined with the 2 storms in 2016 and attritional loss pressure, the FL HO industry reported an aggregate combined ratio of 107% in 2016 vs. 90% in 2015
- 2016 upward trend has leveled off with higher frequency and lower severity

Federated National's AOB Strategy

- Pricing
  - Achieved aggregate 16+% compounded homeowners rate increase over 2016-17 to combat AOB impact; expect additional future increases
- Proactive management, training and engagement
  - Implemented processes, employee training and rate increases to manage AOB claims
- Contact policyholders to educate them on claims reporting to FNHC upon occurrence
- Analyze expected costs and works directly with AOB contractors and preferred FNHC vendors to arrive at a fair payment or else invokes the policy's appraisal clause
- Reducing litigation and mitigation expense risk
  - Company aggressively pushes Alternative Dispute Resolution practices to avoid or reduce AOB related litigation expenses
  - FNHC instituted FL OIR approved policy language changes that restrict emergency mitigation expenses

* Source: Dowling & Partners

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 2017-2018 REINSURANCE STRUCTURE  Program Highlights  12  Federated National has full indemnity reinsurance with highly rated reinsurers, and has maintained a business relationship with many of them for numerous years  ~$2.2 billion of aggregate coverage with maximum single event coverage of approximately $1.5 billion   Per occurrence pretax retention of $18 million   80+ reinsurance partners, all of which are rated “A-” or higher by A.M. Best or fully collateralized

ROBUST CLAIMS CAPABILITIES AND TENURED STAFF

FED NAT
FEDERATED NATIONAL
MONARCH NATIONAL

In-House Claims Adjusters

- 40+ field adjusters covering the state of Florida as well as Louisiana
- 80+ onsite (desk) adjusters
- Claims management team of over 40 Directors, Managers, Supervisors and Team Leads
- In-house Litigation Management Team, which includes 3 in-house attorneys, supported by 15-person staff
- Claims personnel average 10+ years experience and are fully licensed
- Many on our team have tenure dating to storms of 2004 and 2005
- Training and knowledge is promoted and enhanced through on- and off-site education

Strategic Alliance with Catastrophe Adjuster

- Owns 1/3 of Southeast Catastrophe Consulting Company, an independent catastrophe claims adjuster
- Dedicated catastrophe adjusters available to FNIC & MNIC
- All data and systems functionality are integrated and backed-up through a remote cloud-based computing system

Efficient Claims Response

- 24/7 new claims reporting capacity with immediate emergency response available when warranted
- Long-standing relationships with water remediation companies, emergency services providers and loss causation analysts that provide rapid mitigation of damages and exceptional customer service

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 Re-focusing on FNHC’s core strengths  Maintain market share in high end Florida market  Expand into larger, second tier pricing market through newly acquired full control of Monarch ($4.6B market opportunity)  Selectively expand in adjacent coastal markets  Continued investment in our people and processes to improve underwriting and claims performance through technology  2018 & Beyond: Building FOUNDATION FOR LONG-TERM VALUE CREATION  14

KEY RECENT EVENTS CHART OUR FUTURE PATH

FED NAT
FEDERATED NATIONAL
MONARCH NATIONAL

Near-term focus on driving improved underwriting performance, while setting the stage longer-term profitable growth in HO

- Harvey & Irma update
  - $24.7 million pre-tax loss retained, net of reinsurance and other recoveries
  - Company retention offset by claims adjusting fees and other related income resulting in $10 million net after-tax impact
- Q4 HO revenue grew 21% and earnings of $7.4 million, marking our strongest performance in 8 quarters
- FL rate increases taking effect, offsetting AOB and driving expected improvement in underwriting performance beginning in 2018
- Exiting unprofitable non-core businesses
  - Auto – Minimal headwind beginning 2018
  - Commercial GL – Small business proved a distraction to our HO focus
  - Combined reduction in GWP of ~$75M annualized
- Completed purchase of Monarch venture from partners, paving path to FL book diversification strategy

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DIVERSIFYING FLORIDA BOOK – REGIONAL PENETRATION

FED NAT
FEDERATED NATIONAL
MONARCH NATIONAL

Federated National Insurance Company – Florida Market for Homeowners



Panhandle
11.6%
North FL
5.6%
Central FL
14.6%
Tampa/
St. Pete
13.5%
Treasure
Coast
8.1%
Tri-County
24.7%
SW FL
21.9%

Total Florida
Policies in Force
for Homeowners/Fire
as of December 31, 2017

263,695

- Statewide offering of HO3, HO6, HO4 and DP-3 Forms
- Risk Management through utilization of both analytics and geographic exposure management
- Distribute through independent retail partner agents and national carrier affinities
- Managed catastrophe exposure by ceding risk through reinsurance treaties

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DIVERSIFYING FLORIDA BOOK – MONARCH

FED NAT
FEDERATED NATIONAL
MONARCH NATIONAL

Full Ownership of Monarch creates strategic flexibility and a path to diversification and growth

Monarch National Insurance Overview

- Established in 2015 as joint venture with Crosswinds and TransRe
- Strategy: Leverage Federated National's partner agent network to gain access to risk-adjusted class of FL HO market
- Closed acquisition in February for $16.7 million in cash and retired $5 million note
- Improved capital-efficiency with Monarch National stacked under Federated National

Ownership Benefits

- Full control in executing on the Monarch opportunity
- Provides second prong to FL diversification strategy, expanding access to 50% of the FL HO market of which we are underweight
- Strengthens our partner agent relationships by expanding our appetite to risk-adjusted market
- Continuing to enhance our underwriting process by deploying sophisticated scoring and leveraging our strong reinsurance partnerships to manage risk

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MIDDLE MARKET OPPORTUNITY

FED NAT
FEDERATED NATIONAL
MONARCH NATIONAL

Vast middle-market growth opportunity
~50% of total HO Insurance Market

HO Insurance Market Segments	Federated National Current Share of Market Segment
High-end Segment High Quality Well Mitigated Risk	**Our Focus**
Middle Market Segment Risk Adjusted Houses	**Underweight**
Low-end Segment Poorly/Un-Mitigated Risk	**Not our Focus**

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COASTAL STATE DIVERSIFICATION

Federated National Insurance Company In-Force Policy Counts – Regionally


Texas
1.8%
Louisiana
5.6%
Florida
89.6%
South Carolina
2.0%
Alabama
1.0%

- Limited to Gulf and Atlantic coastal states offering Property & Casualty policies
- Focus on hurricane zones 1 and 2 where consumer need is the greatest
- Leveraging best practices developed over our 2 plus decades of experience in Florida
- Distributed through general partner agents and national carrier affinities

Based on homeowners/fire lines of business

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 Why we are well positioned To Succeed  20  Strong mindshare, partner agent network in Florida supports diversified regional penetration  Ownership of Monarch gives us control in tailoring product for new Florida insurance classes  Continued expansion as we take our model to neighboring states  Multiple opportunities to leverage technology to improve performance  Deep domain expertise across the FNHC organization

EXPERIENCED MANAGEMENT TEAM

FED NAT
FEDERATED NATIONAL
MONARCH NATIONAL

An experienced management team that has extensive tenure in the homeowners' insurance market in Florida

Michael Braun
Chief Executive Officer & President

Appointed Chief Executive Officer in July 2008
Elected to Board in 2005

Ronald Jordan
Chief Financial Officer

Worked for multiple Fortune 200 insurance and Big 4
25+ years of Accounting, Finance, Risk & Governance

Christopher Clouse *Vice President of Personal Lines Underwriting*	Erick Fernandez *Chief Accounting Officer*	Scott Fest *Vice President of Reinsurance*	Gordon Jennings *Vice President of Risk Management*	Larry Hufschmid *Vice President of Information Technology*
25+ years of industry experience	15+ years of Accounting and Finance	20+ years of Reinsurance experience	23+ years of industry experience	28+ years of industry experience and 38 years of IT experience

Neil Novellas *Vice President of Internal Audit*	Anthony Prete *Vice President of Strategy*	C. Brian Turnau *Vice President of Claims*	Tracy Wiggan *Vice President of Human Resources*	Stephen Young *Vice President of Operations*
20+ years of auditing experience	15+ years of industry experience	18+ years of industry experience	20 + years experience in human resources	20+ years of industry experience

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 Financial Overview  22

 Premiums  23  Note: Breakouts for Homeowners and Automobile are provided from 1Q16 forwardNote: Excludes CGL

 Revenue and Expenses  24  *Unwinding of Florida homeowners’ 30% quota share reinsurance treaty.

 4Q17 Results by line of business  25    HO  Other  Consolidated  Total Revenue  $87,606  $14,146  $101,752  Costs and expenses:        Losses and loss adjustment expenses  47,345  11,529  58,874  All other expenses  29,254  4,057  33,311  Total costs and expenses  76,599  15,586  92,185  Income before income taxes  11,007  (1,440)  9,567  Income taxes  4,246  (303)  3,943  Net income  6,761  (1,137)  5,624  Net loss attributable to noncontrolling interest  (672)  –  (672)  Net income attributable to FNHC shareholders  $ 7,433  $ (1,137)  $ 6,296  Note: Homeowners is presented on an underwriting results basis, i.e. all net investment income and net realized investment gains are presented in consolidated results onlyNote: Non-strategic lines are included in consolidated

 Net income bridge  26  Q4-17 net income per average diluted share was 48¢ and annualized ROE was 12.1%, excluding realized investment gains. Q4-17 losses and LAE included $1.5, pre-tax, from severe weather events.

 Losses and lae  27  Beginning Q4-15, we have experienced increased loss and LAE costs associated with claims in our Florida homeowners book of business due to Assignment of Benefits (“AOB”) AOB has resulted in a rate increase effective August 2016, with an additional 10% Florida statewide-average increase taking effect August 2017   * Impacted by Hurricane Matthew** Impacted by Hurricane Irma(1) Includes the impact of severe weather events (Hurricane Matthew, Tornados, Tropical Storm Colin, Hurricane Hermine, and Hurricane Irma)

 BALANCE SHEET STRENGTH  28  “Our commitment to protecting our policyholders and our shareholders”  (1) 2016 Statutory surplus includes $25M surplus infusion(2) FNHC Shareholders’ Equity excludes non-controlling interest  Conservative Capital Structure  Reinsurance Strategy  Low risk investment portfolio

INVESTMENT PORTFOLIO HOLDINGS

FED NAT
FEDERATED NATIONAL
MONARCH NATIONAL

- Designed to preserve capital, maximize after-tax investment income, maintain liquidity and minimize risk
- Utilize outside investment managers for the fixed income and equity portfolios
- As of 12/31/2017, 100% of the Company's fixed income portfolio was rated investment grade
  - Average duration: 3.962 years
  - Composite rating: A- (S&P)
  - YTM: 2.58%
  - Book yield: 2.53%
- Historical total returns on cash and investments as of 12/31/2017
  - 1 Year: 4.00%
  - 2 Years: 2.97%

Federated National Investment Portfolio Composition*

as of December 31, 2017
(in millions)



Corporate & Collateralized Mortgage Obligations $244.2
State. Muni, and Political Subs $65.1
Common Stock & Mutual Funds $14.3
US Gov. & Agency Sec. $94.2
Cash and Cash Equivalents $72.1

*excludes Monarch National

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INVESTMENT OPPORTUNITY

FED NAT
FEDERATED NATIONAL
MONARCH NATIONAL

Underwriting Performance	Strategy And Philosophy	Investment Returns	Shareholders' Returns
• Maintain competitive advantage on higher value properties • Expand in middle market growth opportunity • Prioritize value of book • Focus on sustainable profitability • Employ sophisticated pricing and actuarial tools	• Re-focus on our core: quality property book • Maintain regional growth strategy that includes expanding in Non-FL states • Continue efficient and effective use of reinsurance programs • Focus on long-term profitable growth	• Preserve capital • Maximize after-tax investment income • Utilize investment managers for fixed income and equity portfolio • Maintain liquidity	• Executed on authorized program for common stock repurchases • Committed to maintaining Dividends • Effective use of controls and management oversight of expenditures • Achieve book value growth

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Thank you!  31